UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 18, 2012

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 CityWest Blvd.
Suite 800
Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(713) 850-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

This Current Report on Form 8-K includes forward-looking statements. Geokinetics Inc. (the “Company”) has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside the Company’s control. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on October 23, 2012 the Company received a notice from the NYSE MKT LLC (the “Exchange”) indicating that the Company is not in compliance with Section 1003(a)(i) or Section 1003(a)(ii) of the Exchange’s Company Guide.  On November 30, 2012, the Company submitted a plan of compliance to the Exchange addressing how it intends to regain compliance with the continued listing standards by April 23, 2014.

On December 18, 2012, the Exchange notified the Company that it has rejected the Company’s plan of compliance and initiated immediate delisting procedures for the Company’s common stock.  The notice also indicated that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide.  The Company does not intend not to appeal the Exchange’s decision to delist the Company’s common stock.

The Exchange has informed the Company that, absent an appeal, trading in the Company’s common stock will be suspended from the Exchange prior to the opening of business on December 27, 2012.  At that time, the Exchange intends to file a Form 25-NSE with the SEC to remove the Company’s common stock from listing and registration on the Exchange.  The Company’s common stock has been subject to a trading halt by the Exchange since December 17, 2012, and the Company does not expect the trading halt to be lifted prior to the delisting of the common stock.

The common stock will not immediately be eligible for quoting on the over-the counter market, including the Over the Counter Bulletin Board (“OTCBB”) or OTC Markets Group OTCQB (“OTCQB”), unless a market maker decides to quote the common stock and files a Form 211 with the Financial Industry Regulatory Authority (“FINRA”) and FINRA approves the Form 211.  The Company intends to seek a market maker to file a Form 211 with FINRA and to continue to comply with its reporting obligations under the Securities and Exchange Act of 1934, as amended, to maintain eligibility for quoting on the OTCBB and/or OTCQB.  However, there can no assurances that any market maker will decide to quote the Company’s common stock and submit the Form 211 to FINRA or that FINRA will approve the Form 211.  Only a market maker, and not the Company, may file a Form 211 with FINRA.

On December 20, 2012, the Company issued a press release announcing receipt of the delisting notice from the Exchange.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

Date: December 20, 2012	By:	/s/ William L. Moll. Jr.
William L. Moll, Jr. Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 20, 2012